Investor & Analyst Day – May 2014

2 Introduction Deric Eubanks Senior Vice President - Finance

3 Safe Harbor In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, and the satisfaction of the conditions to the completion of the proposed spin-off of Ashford Inc. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. Historical results are not indicative of future performance. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc., Ashford Hospitality Prime, Inc., Ashford Inc., or any of their respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

4 Management Team Attending Monty J. Bennett Chairman & Chief Executive Officer Douglas Kessler President Jeremy Welter EVP – Asset Management David Brooks Chief Operating Officer & General Counsel David Kimichik Chief Financial Officer Rob Hays SVP – Corp. Finance & Strategy Deric Eubanks SVP - Finance

5 Timeline 9:05 to 9:25am Corporate, Economy & Industry Overview Monty J. Bennett, Chairman & Chief Executive Officer 9:25 to 9:40am Capital Structure & Balance Sheet Overview David Kimichik, Chief Financial Officer 9:40 to 9:50am Ashford Investment Management Overview Rob Hays, Senior Vice President – Corporate Finance & Strategy 9:50 to 10:20am Asset Management Overview Jeremy Welter, Executive Vice President – Asset Management

6 Timeline 10:20 to 10:30am Coffee Break & Sign-up for 1-on-1 Meetings 10:30 to 11:00am Growth & Acquisition Strategy Douglas Kessler, President 11:00 to 11:30am Question & Answer Session Management Team 11:30 to 12:30pm Lunch with Management

7 Ashford on Mobile & Social Media • Follow Chairman and Chief Executive Officer, Monty J. Bennett, on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford • The Ashford App is now available for free download at Apple's App Store by searching "Ashford”

8 Presentation Overview Monty J. Bennett Chairman & Chief Executive Officer

9 Presentation Overview • Ashford has delivered superior shareholder returns • Multiple ways to invest with this highly-experienced management team • There is still significant upside remaining in this lodging cycle • Proven asset management expertise • Attractive growth opportunities across all Ashford platforms

10 10-Year Track Record of Outperformance • Disciplined growth, operational expertise, and capital allocation to maximize shareholder returns • AHT and AHP expect to benefit from strong management capabilities 26% 108% 43% 113% 245% 82% 116% 144% 202% 197% 23% 46% 41% 45% 152% 4% -24% -8% 20% 78% 113% -50% 0% 50% 100% 150% 200% 250% AHT Peer Avg 382% 500% Total Shareholder Return Peer average includes: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Trailing Total Shareholder Returns as of 5/9/14 Source: Bloomberg

11 Ashford Total Returns Ashford Trust (NYSE: AHT) Total Returns vs. Benchmarks Total Returns as of 5/9/14 Ashford Bloomberg Hotel REIT Index MSCI U.S. REIT Index DJ U.S. Real Estate Index S&P 500 Index 1- Year 25.6% 19.8% 2.0% 0.9% 17.9% 3-Year 43.2% 39.0% 37.2% 32.4% 49.0% 5-Year 381.6% 177.4% 180.9% 166.0% 129.8% Since IPO (08/2003) 196.5% 134.9% N/A 171.1% 135.5% Source: Bloomberg • Outperformance every year versus every benchmark

12 Total Shareholder Return - Volatility 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1-Yr 2-Yr 3-Yr 4-Yr 5-Yr 6-Yr 7-Yr 8-Yr 9-yr 10-yr Inception AHT Peer Avg Peer average includes: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Trailing Volatility as of 5/9/2014 Source: Bloomberg • Ashford's volatility has been lower than peer average

13 Ashford Family of Companies - Publicly Traded (NYSE: AHP) - 10 hotels - 3,469 owned rooms - Market Cap of $1.2 billion - High RevPAR portfolio - US & international gateway markets - Lower-leverage platform - Publicly Traded (NYSE: AHT) - 114 hotels - 22,667 owned rooms - Market Cap of $4.0 billion - Targets RevPAR below Prime - Investment across all segments and all levels of capital structure - Advisory contract with Prime - Platform creation - Private Subsidiary of Ashford Inc. - Real estate hedged equity strategy – upside of real estate with lower volatility and increased liquidity - Launched in 2011 - Raising outside capital - Potential follow-on strategies - To be spun-off as a publicly-traded entity (ticker to be AINC) - Asset management platform –Prime and Trust post spin-off - Highly-aligned fee structure

Management Focus 14 • 123 Assets • $4.9b Asset Value • 25,721 Owned Rooms Ashford Trust Pre-Prime Spin-off • 114 Assets • $4b Asset Value • 22,667 Owned Rooms Ashford Trust • 10 Assets • $1b Asset Value • 3,469 Owned Rooms Ashford Prime Ashford Inc. Management Team - Same management team running combined platforms of similar size to single platform prior to spin-off - Will devote time to managing assets within platforms in same manner as before the spin-off - Same asset managers overseeing same assets - But now multiple ways for investors to invest

15 • Ashford Trust and Ashford Prime have highly-aligned management and fee structures as well as attractive corporate governance provisions Corporate Structure – High Alignment • Insider ownership of 14%* • Two-thirds independent directors • Directors elected on an annual basis • Lead director is independent • Related party transactions must be approved by majority of independent directors • Advisory agreement is terminable upon a change of control for a fee Ashford Prime • Insider ownership of 18%* • Two-thirds independent directors • Directors elected on an annual basis • Lead director is independent • Related party transactions must be approved by majority of independent directors • Advisory agreement is terminable upon a change of control for a fee Ashford Trust * Insider ownership for Ashford entities includes direct & indirect interests as well as interests of related parties

16 Economic & Industry Overview

17 Historical US Debt Balances 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% U.S. Debt Balances as a % of GDP (as of Q4 2013) Home Mortgage Consumer Credit Other Household Debt Nonfinancial Business State & Local Government Federal Government Domestic Financial Foreign Borrowing in the U.S. Source: Federal Reserve - Z.1, Treasury Direct, Bureau of Economic Analysis

18 Hotel Demand Driven by Economy Source: Smith Travel Research & U.S. Dept. of Commerce: BEA -8.0 -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 Real GDP Growth Hotel Demand Growth

19 Real RevPAR Growing • Real RevPAR remains well below the previous peak and each recent new peak has exceeded prior cycles Source: Smith Travel Research $54.00 $56.00 $58.00 $60.00 $62.00 $64.00 $66.00 $68.00 $70.00 $72.00 $74.00 $76.00 Seasonally-Adjusted Real RevPAR (as of March 2014) Average 3-mo Avg

20 • Demand expected to exceed supply through at least 2015 Attractive Supply/Demand Imbalance -8.0 -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 2005 2006 2007 2008 2009 2010 2011 2012 2013F 2014F 2015F Y ea r- o v e r- Y ea r % Gro w th Supply Growth Demand Growth PKF Forecast

21 • Historically, attractive returns remain for investors from this point in the lodging cycle Historical Industry Stock Returns Index includes AHT, BEE, DRH, FCH, HST, HT, LHO, and SHO. Companies are included in the data from the time of their IPO Current data as of March 31, 2014% 50% 100% 150% 200% 250% 300% 350% 0 12 24 36 48 60 72 84 96 108 T S R Months from Peak to Peak 1989-1997 1997-2007 2007-Current

22 PKF RevPAR Growth Forecasts 7.7% 6.1% -2.0% -16.7% 5.4% 8.2% 6.8% 5.4% 6.6% 7.0% 4.7% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% Historical RevPAR Growth Forecasted RevPAR Growth

23 PKF RevPAR Growth Forecasts • With strong potential RevPAR gains, those companies with reasonable flow-throughs could experience significant EBITDA growth • PKF estimates 2-year cumulative EBITDA growth of about 28%* CUMULATIVE 2-YEAR EBITDA GROWTH COMPOUNDED 2-YEAR REVPAR GROWTH RATE 28.1% 5.5% 6.0% 6.5% 7.0% 7.5% 2 -YE A R E BI T D A F L O W % 20.0% 9.0% 9.9% 10.7% 11.6% 12.5% 25.0% 11.3% 12.4% 13.4% 14.5% 15.6% 30.0% 13.6% 14.8% 16.1% 17.4% 18.7% 35.0% 15.8% 17.3% 18.8% 20.3% 21.8% 40.0% 18.1% 19.8% 21.5% 23.2% 24.9% 45.0% 20.3% 22.2% 24.2% 26.1% 28.0% 50.0% 22.6% 24.7% 26.8% 29.0% 31.1% 55.0% 24.9% 27.2% 29.5% 31.9% 34.2% 60.0% 27.1% 29.7% 32.2% 34.8% 37.4% 65.0% 29.4% 32.1% 34.9% 37.7% 40.5% 70.0% 31.6% 34.6% 37.6% 40.6% 43.6% *Based on PKF RevPAR/ADR/Occupancy projections and EBITDA growth resulting from PKF EBITDA change regression equation

24 Highest Insider Ownership 18%* 14%* 4% 3% 3% 3% 3% 2% 2% 2% 1% 1% 1% 1% 1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% AHT AHP HT CLDT FCH RLJ INN CHSP Peer Avg HST DRH PEB SHO BEE LHO Public Lodging REITs include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. * Insider ownership for Ashford entities includes direct & indirect interests & interests of related parties

25 Estimated Value per Key $248,496 $392,676 $173,605 $372,334 $163,862 $301,713 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 Ashford Trust Ashford Prime Replacement Cost Private Market Value Current Trading Value • Ashford Trust and Ashford Prime are currently trading well below replacement cost and private market value Source – Replacement Cost: HVS & JP Morgan Source – Private Market Values: HVS

26 Capital Structure & Balance Sheet David Kimichik Chief Financial Officer

27 Ashford Prime Capital Structure (1) Ashford Prime's pro rata share (2) As of 3/31/14 $ in millions except per share data Stock Price (as of 5/9/14) $15.47 Fully diluted shares outstanding (mm) (2) 34.1 Equity value $527.6 Debt (1) (2) 719.7 Total Market Capitalization $1,247.3 Less: Net working capital (1) (2) (182.5) Total Enterprise Value $1,064.8

28 Ashford Prime Net Working Capital Ashford Prime's pro rata share as of 3/31/14 $ in millions Cash and cash equivalents $172.4 Restricted cash 5.2 Accounts receivable, net 10.3 Prepaid expenses 3.7 Due from affiliates, net (0.9) Due from 3rd party hotel managers, net 20.1 Total current assets $210.7 Accounts payable, net & accrued expenses $26.5 Dividends payable 1.7 Total current liabilities $28.2 Net working capital $182.5

29 Ashford Prime Debt Maturities 414.5 8.1 266.4 - 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 450.0 2014 2015 2016 2017 2018 D e b t ( $ in m il lio n s) Fixed-Rate Floating-Rate

30 Ashford Prime Balance Sheet Initiatives • Target (Net Debt + Preferred)/EBITDA < 5.0x • Maintain mix of fixed and floating rate debt • Ladder maturities • Maintain excess cash balance to capitalize on opportunities • Focus on property-level, non-recourse debt

31 Ashford Trust Capital Structure (1) Includes Ashford Trust's 71.74% share of the Highland Portfolio (2) As of 3/31/14 $ in millions except per share data Stock Price (as of 5/9/14) $10.46 Fully diluted shares outstanding (mm) (2) 102.4 Equity value $1,070.8 Preferred equity (Par value) (2) 393.9 Debt (1) (2) 2,582.4 Total Market Capitalization $4,047.1 Less: Net working capital (1) (2) (394.8) Total Enterprise Value $3,652.4

32 Ashford Trust Net Working Capital As of 3/31/14 * Includes Ashford Trust's 71.74% share of the Highland Portfolio $ in millions Cash and cash equivalents* $171.7 Marketable securities, net 27.2 Restricted cash* 123.4 Accounts receivable, net* 47.1 Prepaid expenses* 18.7 Due from affiliates, net* 3.5 Due from 3rd party hotel managers, net* 49.2 Market value of Ashford Prime investment 75.3 Total current assets $516.1 Accounts payable, net & accrued expenses* $100.4 Dividends payable 20.9 Total current liabilities $121.3 Net working capital $394.8

33 Ashford Trust Debt Maturities 106.8 242.7 273.3 492.6 151.8 652.0 346.0 - 100.0 200.0 300.0 400.0 500.0 600.0 700.0 800.0 900.0 1,000.0 2014 2015 2016 2017 2018 D e b t ( $ in m il lio n s) Fixed-Rate Floating-Rate

34 Ashford Trust Balance Sheet Initiatives • Target Net Debt/Gross Assets of 50-60% • Maintain mix of fixed and floating rate debt • Ladder maturities • Proactively refinance upcoming maturities • Maintain excess cash balance to capitalize on opportunities • Focus on property-level, non-recourse debt

35 Ashford Investment Management Rob Hays Senior Vice President – Corporate Finance & Strategy – Ashford Inc. President & Chief Strategy Officer – Ashford Investment Management

36 Goals of Ashford Investment Management Ashford hopes to achieve multiple goals through the creation of AIM Create value for investors Management expertise Insightful & unique data Rigorous analysis & research Create new fee steams Diversify asset base Future growth opportunities

37 Long-term Opportunity in Real Estate Securities Real estate has offered attractive long-term mid-teen returns, but with high volatility Opportunity in capturing upside while hedging volatility1 Past performance is not an indication of future results. 1. The strategy does not attempt to replicate benchmarks. No assurance can be given that the investment objective will be achieved or that an investor will receive a return of all or part of his or her investment capital, and investment results may vary substantially over time Source: Bloomberg Annualized Returns vs. Annualized Risk for Various Asset Classes January 2000 through December 2013 MORE RETURN U.S. Large Cap Stock Index U.S. Hotel REIT Index U.S. Small Cap Stock Index U.S. High Yield Bond Index International Stock Index Hedge Fund Equity Hedge Index U.S. Real Estate Stock Index 0% 5% 10% 15% 20% 0% 5% 10% 15% 20% 25% 30% 35% 40% A n n ua li ze d Re tu rn Annualized Volatility MOR E R E T U R N AIM REHE TARGET1 Real Estate Hedged Equity (“REHE”) Strategy Targets Low- to Mid-Teen Long-term Returns and Volatility MORE RISK Mitigated Volatility

38 Real Estate Hedged Equity ("REHE") Strategy Objective Strategy characteristics Capture attractive net returns in liquid, primarily U.S. listed real estate securities with mitigated volatility1 1. No assurance can be given that the investment objective will be achieved or that an investor will receive a return of all or part of his or her investment capital, and investment results may vary substantially over time 2. Indicative equity liquidity target within the investing universe Industry Focus: Real estate REITs Hospitality Leisure Proactive Multi-Level Hedging: Security Industry Macro Cyclical Awareness: Cyclical, top-down industry & macro viewpoints supported by fundamentals Liquidity2: Equity market cap >$5b Monthly liquidity

39 Next Steps Focus in the near future is on REHE Strategy execution and capital raising Continue to build on strong track record of REHE Strategy Greater focus on raising capital Target date for launch is second half of 2014 Investigate additional strategies and products for the platform

40 Asset Management Overview Jeremy Welter Executive Vice President – Asset Management

Best-in-Class Asset Management 41 • Big Data / Revenue Optimization Initiatives at Remington • Forward-looking Business Intelligence • Continuous Room Revenue, F&B and Ancillary Revenue Strategy Dialogue Proprietary Revenue Generating Strategies • Aligned with owners • Rapid response • Benchmark versus brands • Consistent focus on performance Strategic Relationship with Remington • Question everything • Avoid traditional thinking • Quantitative decision making • Optimize return on capital • Business Intelligence Analytical Rigor • Stay the course • Tough but fair • Take pride in delivering outstanding results Persistence Best-in-class Asset Management

Historical Flow-Through vs. Peers 42 Historical EBITDA Flow-Throughs Ashford Portfolio includes Ashford Trust & Ashford Prime Peers include: BEE, CHSP, DRH, FCH, HST, HT, LHO, PEB, SHO Source: Company Filings 51% 37% 53% 104% 63% 65% 49% 39% 8% 49% 41% 50% 53% 38% 0% 20% 40% 60% 80% 100% 120% 2007 2008 2009 2010 2011 2012 2013 Ashford Portfolio Peer Average Average Annual Peer Outperformance: 2,100 bps

43 Historical Margin Outperformance Ashford Portfolio includes Ashford Trust & Ashford Prime Peers include: BEE, CHSP, DRH, FCH, HST, HT, LHO, PEB, SHO Source: Company Filings +253 bps 78 -106 -487 53 132 145 62 114 -58 -406 86 184 160 50 -600 -500 -400 -300 -200 -100 0 100 200 2007 2008 2009 2010 2011 2012 2013 Peer Change Ashford Portfolio Change Cumulative Outperformance EBITDA Margin Change vs. Peers (bps)

Reinvestment in Assets 44 Capex Spend as % of Total Revenue Ashford Portfolio includes Ashford Trust & Ashford Prime Peers include: BEE, CHSP, DRH, FCH, HST, HT, LHO, PEB, SHO Source: Company Filings 12.8% 11.1% 8.4% 7.4% 6.9% 8.8% 10.6% 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% 2007 2008 2009 2010 2011 2012 2013 Ashford Portfolio Peer Average Ashford reinvests prudently in its assets – spending less on capex on average than its peers while generating superior operating results

*FY 2013 Hotel EBITDA Portfolio Overview – Ashford Trust 45 48% 30% 5% 5% 7% 5% Ashford Trust Brands by EBITDA Marriott Hilton Hyatt IHG Starwood Independent 33% 57% 6% 4% 1% Ashford Trust Managers by EBITDA Marriott Remington Hilton Hyatt Interstate 72% 17% 11% Ashford Trust MSA by EBITDA Top 25 Top 50 Other 36% 55% 3% 3% 4% Ashford Trust Segment by EBITDA Upscale Upper-Upscale Luxury Upper-Midscale Independent

46 Portfolio Overview – Ashford Prime 58% 27% 10% 4% Ashford Prime Brands by EBITDA Marriott Hilton Sofitel Independent 58% 4% 27% 10% Ashford Prime Managers by EBITDA Marriott Remington Hilton Accor 96% 4% Ashford Prime MSA by EBITDA Top 25 Other 30% 55% 15% Ashford Prime Segment by EBITDA Upscale Upper-Upscale Luxury *FY 2013 Hotel EBITDA

Asset Performance – Ashford Trust 47 The above table assumes for quarterly periods the 114 properties owned and included in continuing operations March 31, 2014 were owned as of the beginning of each of the periods shown The above table assumes for annual periods the 115 properties owned and included in continuing operations December 31, 2013 were owned as of the beginning of each of the periods shown 2012 2013 Q1 2013 Q1 2014 Var RevPAR $94.65 $97.14 $94.47 $101.55 7.5% Hotel Revenue $1,013,117 $1,034,819 $249,518 $264,325 5.9% Hotel EBITDA $305,719 $317,546 $74,879 $82,664 10.4% EBITDA Flow 55.3% 52.6% Annual Hotel EBITDA Flow-Through The Silversmith – Chicago, IL Revenue and EBITDA figures displayed in $000's One Ocean – Jacksonville, FL 50.1% 42.8% 60.0% 69.4% 55.3% 0% 20% 40% 60% 80% 2009 2010 2011 2012 2013 Hotel EBITDA Flow-Through

53.7% 90.3% 63.7% 55.7% 38.8% 0% 20% 40% 60% 80% 100% 2009 2010 2011 2012 2013 Hotel EBITDA Flow-Through Asset Performance – Ashford Prime 48 2012 2013 Q1 2013 Q1 2014 Var RevPAR $140.20 $148.64 $140.03 $147.69 5.5% Hotel Revenue $221,188 $233,475 $66,830 $69,179 3.5% Hotel EBITDA $66,993 $71,757 $18,166 $18,823 3.6% EBITDA Flow- Through 38.8% 28.0% Annual Hotel EBITDA Flow-Through Marriott Seattle Waterfront – Seattle, WA The above table assumes for quarterly periods the 10 properties owned and included in continuing operations at March 31, 2014 were owned as of the beginning of each of the periods shown The above table assumes for annual periods the 8 properties owned and included in continuing operations at December 31, 2013 were owned as of the beginning of each of the periods shown Revenue and EBITDA figures displayed in $000's Courtyard Philadelphia – Philadelphia, PA

Ashford Trust Top 10 Markets – New Supply Analysis 49 Supply growth rate includes projects In Construction only Data by Smith Travel Research as of January 1, 2014 Supply growth includes markets within MSA in which Ashford Trust owns assets Houston, TX Boston, MA Orlando, FL San Francisco/Oakland, CA Dallas/Fort Worth, TX Atlanta, GA NY/NJ Los Angeles, CA Market Growth Rate Atlanta, GA 0.8% Dallas/Fort Worth, TX 1.1% San Francisco/Oakland, CA 1.4% NY/NJ 1.8% Orlando, FL 2.0% Boston, MA 2.0% Los Angeles, CA 2.1% Houston, TX 2.6% Nashville, TN 2.7% Washington, D.C. 2.7% Total Portfolio 1.77% Washington, DC Nashville, TN

Ashford Prime Markets – New Supply Analysis 50 1 Key West represents growth rate of the Key West Tract Supply growth rate includes projects In Construction only Data by Smith Travel Research as of January 1, 2014 Supply growth includes markets within MSA in which Ashford Prime owns assets San Diego, CA Philadelphia, PA Key West, FL Seattle, WA San Francisco/Oakland, CA Dallas/Fort Worth, TX Tampa, FL Chicago, IL Washington, DC Market Growth Rate Key West 1 0.0% Tampa, FL 1.1% Dallas/Fort Worth, TX 1.1% San Diego, CA 1.4% San Franci co/Oakland, CA 1.4% Chicago, IL 1.7% Philadelphia, PA 2.6% Washington, D.C. 2.7% Seattle, WA 3.0% Total Portfolio 1.84%

Remington Revenue Initiatives 51 Group Retail Rate Pricing Guidelines Centralized Lead Development Catering Revenues Increased Staffing Aggressive Marketing Goals Big Data Initiative Ashford-owned, Remington-managed assets gained 190 bps in Q1 2014 RevPAR Index. After the initial successes of these initiatives, Ashford plans to implement Remington strategies in our non-Remington hotels

Ashford Energy Initiatives *Usage and savings calculated with Ashford Trust Portfolio only Energy Annual Savings Electricity $1,692,123 Natural Gas $253,753 Water $93,935 Total $2,039,812 FY 2013 Savings* vs Baseline (2008) at Current Rates • Ashford utilizes a four-pronged approach to energy cost management • Benchmarking and Conservation – benchmark each property against both Ashford and non-Ashford comparable hotels • 73% of Ashford hotels rank above Energy Star peer set average • Efficiency Audits – regularly audit properties to identify potential inefficiencies • Equipment Investments – prioritize ROI analyses to determine optimal equipment recommissioning • $450k est. annual savings improvement in 2013 • Hedging Strategy – implement conservative hedging strategy to minimize expense volatility • 2013 savings of $2.4m against published utility rate Savings Initiatives: 52

Revenue Optimization Initiatives Beyond Rooms Analytics & Data Driven Pricing & Yield Sales Strategy Distribution Strategy Increasing Market Share via Relentless Revenue Focus 53

92 94 96 98 100 102 104 106 July 2013 Aug 2013 Sept 2013 Oct 2013 Nov 2013 Dec 2013 Jan 2014 Feb 2014 Case Study – Revenue Optimization • VP of Revenue Optimization partnered with Marriott Sales Leadership to restructure group lead generation • Increased property dedicated Revenue Management & Sales resources, specifically DOS and dedicated RM • Strategically added eCommerce spend where ROIs were north of 10:1 • Completed lobby / restaurant redesign to improve the sense of arrival and overall F&B offering • Net Result: clear reversal in market share trend; now growing RevPAR index One of Ashford Trust's larger assets in terms of rooms (491) and total revenue ($27m in 2013) Rolling 3-Month RevPAR Index Commencement of Revenue Optimization Strategies +938 bps Marriott DFW – Irving, TX 54

Parking Initiatives 55 • Combined revenue of $29m in 2013, an increase of 6.8% over 2012 • Combined profits increase of 12% and flow of 104% Contract Re-bidding Rate/Split Increases First-to-Charge Outsourcing • Conduct detailed annual surveys for each of the 50 parking locations in the combined portfolio Benchmarking Annual Surveys • Third-party operators manage 48% of Ashford parking portfolio • Continuous intra-portfolio benchmarking ensures Ashford maximizes returns within each operation • Generated incremental annualized revenue of $900k in 2013 from 8 first-time chargers • Conducted RFPs at 7 hotels in Q1 2014 • Implemented 2014 rate increases at 19% of hotels, scheduled increases in subsequent quarters

Case Study – Acquisition & Conversion to Remington-Managed 56 Jun-Mar 2013 Pre-Takeover Jun-Mar 2014 Post-Takeover Var RevPAR $ 277.09 $ 316.10 14.1% Total Revenue $ 15,519 $ 17,317 11.6% EBITDA $ 4,579 $ 6,630 44.8% EBITDA Flow 114.0% • Eliminated $1.5m in expenses through cost cutting initiatives: • Right-sized staffing level • Implemented improved housekeeping practices • Identified additional F&B efficiencies • Realized synergies with other Remington- managed Key West assets • Saved $385k in insurance expense by adding to Ashford program • Realized approximately $400k in annualized incremental parking revenue Implemented Strategies: Jun-Mar 2013 Pre-Acquisition Pier House Resort EBITDA RevPAR Jun-Mar 2014 Post-Acquisition Jun-Mar 2014 Post-Acquisition Jun-Mar 2013 Pre-Acquisition $277.09 $316.10 $4,579 $6,630 3,000 3,500 4,000 4,500 5,000 5,500 6,000 6,500 7,000 250 260 270 280 290 300 310 320 EB IT D A in T h o u sa n d s R e vP A R Pier House Resort – Key West, FL

80 90 100 110 120 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 • Extensive lobby, restaurant, and rooms renovation between April 2012 and June 2013 • Significant revenue improvement since completion • All-time peak 116.4 RevPAR index and ranked number 1 in RevPAR index YTD through March • Ashford asset management strategies bring additional revenue to the bottom line • 54.5% increase in GOP and 71.4% flow-through over last year YTD through March 57 Case Study – Renovation Renovation Summary: Renovation Period Trailing 3-Month RevPAR Index Index exceeds historical peak Hilton La Jolla Torrey Pines Jan-Mar 10/11/12 Avg* Jan-Mar 2014 Var RevPAR Index 107.3 116.4 +850 bps EBITDA Margin 26.5% 31.1% +460 bps Cumulative EBITDA Flow (Since 2010) 60.2% Hilton La Jolla Torrey Pines – San Diego, CA *Average excludes 2013 because of renovation impact

• Acquired asset in early 2011 as part of 28-property Highland portfolio • Extraordinary revenue improvement since Ashford takeover • Frequent sales meetings with property •Achieved all-time peak 135.4 RevPAR index in 2013 – Increase of 1,750 bps from 2010 • Ashford asset management performed a Deep Dive • Reduced labor costs • Re-negotiated laundry and other 3rd party contracts 58 Case Study – Aggressive Asset Management Ashford Asset Management: 2010 2013 Var RevPAR Index 117.9 135.4 +1,750 bps GOP Margin 11.4% 20.9% +950 bps EBITDA Margin 8.0% 17.2% +920 bps Cumulative EBITDA Flow 68.8% 90% 100% 110% 120% 130% 140% 150% 160% 170% Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Rolling 12-Month Indexed GOP Margin The Ritz-Carlton Atlanta The Ritz-Carlton – Atlanta, GA 66% Increase in GOP Margin since Dec. 2011

37.0% 38.0% 39.0% 40.0% Nov-11 May-12 Nov-12 May-13 Nov-13 59 Case Study – Conversion from Brand-Managed to Remington-Managed • In November 2011, Ashford Trust converted property to franchise • Ashford & Remington have driven 9.2% revenue growth with 71.0% flow-through to GOP since conversion • Replaced Hilton sales cluster with newly-hired staff, saving on expenses and driving revenue • Significantly reduced staffing expense by retaining only necessary personnel Conversion Summary: EBITDA Margin Post-Conversion 280 bps Hilton Boston Back Bay TTM Nov-11 TTM Nov-13 Var Total Revenue $ 30,083 $ 32,860 9.2% GOP Margin 44.6% 47.7% +310 bps EBITDA Margin 37.1% 39.9% +280 bps Cumulative EBITDA Flow 71.0% Hilton Back Bay – Boston, MA

60 Case Study – Value Enhancement Transaction Summary: Hilton Ft. Worth • Extended Parking Lease – Successfully extended parking garage ground lease with the City of Ft. Worth for an additional 40 years • Reduced Lease Payment – Renegotiated lease payment structure resulting in estimated annual savings of ~$200k Transaction Summary: • Acquired fee simple interest in hotel for minimal consideration • Eliminated $500k annual lease expense • Negotiated long-term lease on additional space • 30,000 s.f. of meeting space and 50,000 s.f. of prefunction and lobby space at no cost for a term of 30 years with no rental costs Renaissance Nashville Hilton Fort Worth – Ft. Worth, TX Renaissance Nashville – Nashville, TN

61 Case Study – Repositioning Ashford Asset Management: • Asset management team identified a significant imbalance of full-service Marriott brands within the densely populated Beverly Hills/Los Angeles market • No full-service Marriott within a 6.5- mile radius • Entered into a franchise agreement to convert the 258-room Crowne Plaza Beverly Hills to the Marriott Beverly Hills • Conversion timing corresponds with the expiration of the Crowne Plaza franchise agreement, resulting in no termination fees • Conversion is consistent with Ashford's goal of maximizing the long-term value of its assets Crowne Plaza Beverly Hills Crowne Plaza Beverly Hills – Los Angeles, CA Crowne Plaza Beverly Hills – Los Angeles, CA

62 Asset Management Takeaways • Best-in-class asset management platform • Asset management performance consistently exceeds the performance of our peers • We strategically invest in our assets to drive optimal performance • The Ashford asset management team can add significant value to any asset acquired by either Trust or Prime

63 10 Minute Coffee Break Sign up for 1-on-1s

64 Growth & Acquisition Strategy Douglas Kessler President

65 Acquisition & Growth Strategy  Highly quantitative approach focused on long-term accretion for each platform  Proven track record of value-creating acquisitions  Disciplined capital allocation  Multiple ways to grow each platform:  Single asset acquisitions  Portfolio acquisitions  Incubation of new platforms

66 Ashford Prime Ashford Trust Investment Focus Full-service and select-service hotels anticipated to generate RevPAR at least twice the national average All segments of the hospitality industry, with RevPAR criteria outside the Ashford Prime investment focus Investment Type Direct hotel investments and joint ventures Direct hotel investments, joint ventures and debt Geography Domestic and international gateway markets and select resort locations National focus, including primary, secondary and tertiary markets Chain Scale Upscale, upper-upscale and luxury Various chain scale segments Mix of Service Full-service and select-service in urban markets Full-service and select-service Capital Structure/Leverage Policy Conservative - target < 5.0x net debt and preferred equity to EBITDA Opportunistic - strategic use of debt designed to maximize returns Brand Strategy Premium brands and high quality independent hotels Premium brands and high quality independent hotels Management Ashford Advisor (Ashford Inc) Ashford Advisor (Ashford Inc) • AHP and AHT have distinct investment strategies. AHP and AHT expect to benefit from the proven successful capabilities of the Ashford management team Differentiated Investment Strategy

67 Highland Investment Update Acquisition • Transformational 28-hotel, $1.3 billion acquisition • Invested in the mezzanine debt in 2008 via joint venture • Completed foreclosure & restructuring in March 2011 with new $150 million investment from Ashford Trust & $50 million investment from JV partner • Ashford Trust owns 72% Current Valuation • Over $144 million spent on capex since takeover in 2011 • Significant increase in equity value • Implied IRR materially above initial underwriting Further Opportunities • Continued aggressive asset management to increase revenues and EBITDA • Potential refinancing and exit from cash trap • Explore buyout of JV partner

68 Chicago Sofitel Transaction Property Information: • Location: Downtown Chicago (Gold Coast submarket) • Rooms: 415 (including 32 suites) • Year Built: 2002 • 10,000 sf of meeting space • Fee simple; 32 story tower • Segmentation: 70% transient; 30% group Acquisition Overview: • Purchase Price: $153 million • Purchase Price/Key: $369,000 • RevPAR of $178* vs. AHP Portfolio RevPAR of $159* Strengths/Opportunities: • Excellent Gold Coast location in a key U.S. gateway market • High quality asset with attractive contemporary design and minimal capex needs • Discount to replacement cost • Diversifies portfolio by market, brand, and manager • Potential to re-concept restaurants and implement tiered pricing to drive additional revenue • Improved cash flow through Ashford asset management and best practices • Strong appeal to international travelers with longer stay patterns *TTM through 3/31/14

69 Marriott Gateway & ROFO Hotels Hotel Market Rooms Ritz-Carlton Atlanta, GA 444 Rooms Hilton Back Bay Boston, MA 390 Rooms Courtyard Downtown Boston, MA 315 Rooms Embassy Suites Portland, OR 276 Rooms Embassy Suites Crystal City Washington, D.C. 267 Rooms Crowne Plaza Beverly Hills Los Angeles, CA 258 Rooms Hyatt Regency Coral Gables Miami, FL 250 Rooms Melrose Washington, D.C. 240 Rooms One Ocean Jacksonville, FL 193 Rooms Churchill Washington, D.C. 173 Rooms Crowne Plaza Key West Key West, FL 160 Rooms Embassy Suites Houston, TX 150 Rooms Right of First Offer Assets Right of First Offer Assets Option Asset Market Rooms Option Assets Hotel Market Rooms Marriott Crystal Gateway Washington, D.C. 697 Rooms Option Asset

70 $0 $10 $20 $30 $40 $50 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 $140,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014F 2015F U .S . H o te l T ra n sa ct io n V o lume in $B il (JL L ) Pr iv a te U .S . H o te l M a rk et V a luePer Ke y ( H V S ) U.S. Hotel Value Per Key - HVS U.S. Hotel Transaction Volume ($B) - JLL • U.S. hotel transaction volume is likely to increase over the next several years as private U.S. hotel market values rise Projected Hotel Room Value Growth

71 Well Positioned For Growth • Unique built in pipeline of option hotels and right of first offer hotels • Targeted acquisitions consistent with investment guidelines • Internal growth from asset performance • Opportunistic, value add transactions • Internal growth from asset performance • Excess cash from potential refinancings • Highland portfolio opportunities • Partial ownership of Ashford Prime

72 Ashford Inc. Growth Opportunities  Real Estate Hedged Equity Strategy Ashford Inc. Pro Forma Structure  To be spun-off as a publicly traded entity (ticker "AINC")  Asset management platform  Fee structure based on 70bps of total enterprise value plus incentive fees based on total shareholder returns vs. peer set Potential Future Platforms Select Service Debt Hotel Management Project and Construction Management Management Agreements Other Businesses or Investments NYSE: AHT NYSE: AHP

73 Presentation Overview • Ashford has delivered superior shareholder returns • Multiple ways to invest with this highly-experienced management team • There is still significant upside remaining in this lodging cycle • Proven asset management expertise • Attractive growth opportunities across all Ashford platforms

74 Q & A

75 Lunch with Management

Investor & Analyst Day – May 2014